UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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|_|  Definitive Proxy Statement

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|_|  Soliciting Material Pursuant to ss.240.14a-12

CH Energy Group, Inc.

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(Name of Registrant as Specified In Its Charter)

GAMCO ASSET MANAGEMENT INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ANNUAL MEETING OF SHAREHOLDERS OF CH Energy Group, Inc.

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PROXY STATEMENT OF GAMCO ASSET MANAGEMENT INC.

To Our Fellow CH Energy Group, Inc. Shareholders:

This proxy statement and the enclosed BLUE proxy card are being furnished to shareholders of CH Energy Group, Inc. (“CH Energy” or the “Company”) in connection with the solicitation of proxies by GAMCO Asset Management Inc. (“GAMCO” or “we”) to be used at the 2009 annual meeting of shareholders of CH Energy, including any adjournments or postponements thereof and any meeting held in lieu thereof (the “2009 Annual Meeting”).  The 2009 Annual Meeting is scheduled to be held at 10:30 a.m. Eastern time on Tuesday, April 28, 2009, at the Company’s offices at 284 South Avenue, Poughkeepsie, NY 12601-4839.  This proxy statement and the BLUE proxy card are first being furnished to shareholders on or about                 , 2009.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”).

We are soliciting your proxy for the 2009 Annual Meeting in support of the following proposals:

1. To elect Clarence A. Davis, Michael I. German and Edward T. Tokar (each a “Nominee” and collectively, the “Nominees”) to serve as directors of the Company, each for a three-year term, expiring in 2012;

2. To approve an amendment to the Company’s Restated Certificate of Incorporation to provide for the annual election of directors and;

3. To ratify the Board’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2009.

CH Energy has disclosed that the record date for determining shareholders entitled to notice of and to vote at the 2009 Annual Meeting is March 2, 2009 (the “Record Date”).  Shareholders of record at the close of business on the Record date will be entitled to vote at the 2009 Annual Meeting.  The Company disclosed that on March 2, 2009 (the record date) there were approximately 15,785,199 shares of common stock outstanding ($0.10 par value)(“Common Stock” or “Shares”).  Please refer to the Company’s proxy statement for the 2009 Annual Meeting for the current number of Shares outstanding and entitled to vote at the 2009 Annual Meeting.  Each Share has one vote.

GAMCO beneficially owns, on behalf of its clients, 721,567         Shares, representing approximately 4.6% of the Company’s outstanding Common Stock.  Affiliates of GAMCO beneficially own, on behalf of their investment advisory clients, an additional 552,800 Shares, representing 3.5% of the Company’s outstanding Common Stock.

We intend to vote our Common Stock FOR the election of our Nominees.

OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL CH ENERGY SHAREHOLDERS.  WE BELIEVE THAT ELECTING THEM TO THE BOARD WILL HAVE A POSITIVE EFFECT ON THE FUTURE OF CH ENERGY.  ACCORDINGLY, WE URGE YOU TO VOTE YOUR BLUE PROXY CARD FOR OUR NOMINEES.

HOW TO VOTE YOUR SHARES

As explained in the detailed instructions on your BLUE proxy card, there are four ways you may vote.  You may:

1.	SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. WE RECOMMEND THAT YOU VOTE ON THE BLUE PROXY CARD EVEN IF YOU PLAN TO ATTEND THE 2009 ANNUAL MEETING;

2.
Vote via the Internet by following the voting instructions on the BLUE proxy card or the voting instructions provided by your broker, bank or other holder of record. Internet voting procedures are designed to authenticate your identity, allow you to vote your Shares and confirm that your instructions have been properly recorded. Your Internet vote authorizes the named proxies to vote your Shares in the same manner as if you had signed and returned a proxy card. If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

3.
Vote by telephone by following the voting instructions on the BLUE proxy card or the instructions provided by your broker, bank or other holder of record. Your telephone vote authorizes the named proxies to vote your Shares in the same manner as if you had signed and returned a proxy card; or

4.
Vote in person by attending the 2009 Annual Meeting.  Written ballots will be distributed to shareholders who wish to vote in person at the 2009 Annual Meeting. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

WE URGE YOU NOT TO SIGN ANY WHITE PROXY CARD SENT TO YOU BY THE COMPANY.  IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED WHITE PROXY BY SIGNING AND RETURNING A LATER-DATED BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO GAMCO OR TO THE SECRETARY OF THE COMPANY, OR BY INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED (INSTRUCTIONS ARE ON YOUR BLUE PROXY CARD).

HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A BLUE PROXY CARD EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY THAT INSTITUTION CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS.  ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO SIGN AND RETURN ON YOUR BEHALF THE BLUE PROXY CARD AS SOON AS POSSIBLE.

All of the Company’s known proposals are included on GAMCO’s proxy card.  A proxy card that is returned to GAMCO will be voted as you indicate on it.  If a proxy card is returned without a vote indicated thereon, the Shares represented thereby will be voted FOR the election of each of the Nominees; FOR the amendment to the Company’s Restated Certificate of Incorporation to provide for the annual election of directors; and FOR ratification of the Board’s appointment of the independent registered public accounting firm for 2009. In addition, a proxy card will be voted in the proxy holder’s discretion with respect to such other matters as may properly come before the meeting.

BACKGROUND TO THE SOLICITATION

We have been a major shareholder of the Common Stock of CH Energy on behalf of our clients for several years, and currently are beneficial owners on behalf of our clients of 721,567 Shares, or 4.6% of the outstanding Common Stock.  GAMCO’s affiliates are the beneficial owners, on behalf of their clients, of an additional 552,800 Shares of the Company’s Common Stock.

We believe that CH Energy has dissipated its balance sheet by allocating cash to businesses outside its core competence. We believe our Nominees will provide better oversight regarding the strategic vision of the Company in order to maximize shareholder value.

We have proposed Clarence A. Davis, Michael German and Edward T. Tokar for election this year to the Company’s Board of Directors, each for a term to expire in 2012.  If the Company’s proposal to amend its Restated Certificate of Incorporation to provide for annual election of directors is approved, the GAMCO Nominees, if elected, as well as all of the Company’s directors, would stand for re-election in 2010, rather than in 2012.  GAMCO recommends a vote FOR the proposal for annual election of directors.

PROPOSAL 1: ELECTION OF DIRECTORS

According to the Company’s proxy statement, the Company has a staggered Board of eight directors.  The term of three of those directors expires at the 2009 Annual Meeting.  We recommend that the shareholders elect Clarence A. Davis, Michael I. German and Edward T. Tokar as directors of the Company at the 2009 Annual Meeting, each for a three-year term, expiring in 2012.  Each of our Nominees has consented to being named as a Nominee and to serving as a director if elected.  If elected, each of our Nominees will be considered an independent director.

GAMCO believes good corporate governance requires that the Board be comprised of independent-minded directors, not tied to management, who bring a diverse set of relevant skills and experience to their board service.  Accordingly, GAMCO has proposed three highly qualified Nominees who have the independence from management as well as the experience required to improve oversight in this underperforming company.  Each of the Nominees has an extensive, successful business background with significant leadership experience and will be dedicated to maximizing shareholder value.

Our Nominees are not receiving any compensation from GAMCO for their services during the period from their agreeing to be Nominees until the 2009 Annual Meeting.  If elected, our Nominees will receive no compensation from GAMCO, but will be entitled to such compensation from the Company as is consistent with the Company’s past practices for services of non-employee directors, which is described in the Company’s proxy statement.

  You should refer to the proxy statement and form of proxy distributed by CH Energy for the names, background, qualifications, and other information concerning the Company’s candidates.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

BIOGRAPHICAL INFORMATION

Background information about our Nominees, including the present principal occupation or employment and material occupations, positions and offices or employment for the past five years of each Nominee, is set forth below.  Please see “Information About The Participants” for additional information about our Nominees.

Name and Business Address	Age	Principal Occupation for Past Five Years and Directorships
Clarence A. Davis 7 Hibernia Road Savannah, GA 31411	66
Mr. Davis is currently a Director of Nestor, Inc., a software solutions company.  He was the Chief Executive Officer of Nestor from August 2007 until January 2009.  From September 2005 through May 2006, Mr. Davis served as Consultant to National Headquarters, American Red Cross.  Prior thereto, Mr. Davis was employed by the American Institute of Certified Public Accountants, serving as Chief Financial Officer from 1998 through 2000 and Chief Operating Officer from 2000 through 2005.

Mr. Davis is a Certified Public Accountant with a degree in accounting from Long Island University.  He is a member of the Board of Directors of The Gabelli SRI Fund and The Gabelli Global Deal Fund.  He previously held board directorships with Oneida Ltd., New York Urban Coalition, Inc., and Support Centers of America.

Michael I. German 114 Deer Run Burlington, CT 06013	58
Mr. German is Chief Executive Officer and President of Corning Natural Gas Corporation.  He has held that position since December 2006.  Prior to that, Mr. German was Senior Vice President, Utility Operations for Southern Union Company, from August 2005 to December 2006.  Prior thereto, Mr. German was President, Southern Connecticut Gas, Connecticut Natural Gas, and Maine Natural Gas, for Energy East, from 2003 to 2005.  From 2000 to 2003, Mr. German was Senior Vice President, Energy East; and President and Chief Executive Officer of The Energy Network.  Mr. German is on the Board of Directors of Corning Natural Gas Corporation, as well as Three Rivers Development Corporation; the American Gas Association; the Northeast Gas Association; and is on the Board of Trustees of the Adirondack Park Institute.  Mr. German received an MBA degree from Columbia University School of Business, and a J.D. from Boston University.

Edward T. Tokar	61
Mr. Tokar is Senior Managing Director of Beacon Trust Company.  He has held that position since May 2004.  Prior to that, Mr. Tokar was Chief Executive Officer of Allied Capital Management LLC and Vice President of Investments (and Corporate Officer) of Honeywell International Inc. (formerly AlliedSignal Inc.), where he was employed for 27 years and responsible for the investment of employee assets worldwide.  Mr. Tokar is currently on the Board of Advisers of RFE Investment Partners, L.P., a Director of Teton Advisors, Inc., The Gabelli Dividend & Income Trust and The Gabelli Global Deal Fund.   Mr. Tokar also is a member of the William $ Mary School of Business Foundation Board and Trustee Emeritus of The College of William & Mary Foundation.  He received a B.S. degree, with High Honors, from the University of Maryland, an MBA degree from the College of William & Mary, and holds the C.P.A. designation.

Mr. Tokar was previously a director of Morgan Products, Ltd. and Noel Group, Inc., the DB Hedge Strategies Fund, LLC, The Topiary Benefit Plan Investor Fund, and has served as an adviser and director for numerous other professional and investment organizations in his career.

The Gabelli SRI Fund, The Gabelli Global Deal Fund and The Gabelli Dividend & Income Trust are registered investment companies whose investment adviser is Gabelli Funds, LLC, an affiliate of GAMCO.  Teton Advisors, Inc. is a registered investment adviser and an affiliate of GAMCO.  GAMCO and its affiliates own approximately 25% of the outstanding shares of Corning Natural Gas Corporation, a company for which Mr. German serves as Chief Executive Officer, President and a Director.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES BY SIGNING, DATING AND RETURNING YOUR BLUE PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROPOSAL 2: TO APPROVE AN AMENDMENT TO THE COMPANY’S RESTATEDCERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTIONOF DIRECTORS

The Company’s proxy statement for the 2009 Annual Meeting recommends that the Company’s shareholders approve an amendment to Article 7 of the Company’s Restated Certificate of Incorporation (the “Certificate”) to provide for annual election of all directors of the Company.

The Company currently has a “classified board” in which the board is divided into three classes, with one class standing for election each year.  The Company currently has eight directors divided into three classes, each class having a three-year term.

While a classified board promotes continuity of directors, by declassifying the board, all directors are accountable to shareholders on an annual basis.  The Company’s 2008 proxy statement included a nonbinding shareholder proposal to declassify the board of directors.  At the 2008 Annual Meeting of Shareholders, 65.96% of the shares voted in favor of the proposal to declassify the board.

The Company has determined to heed the voice of the shareholders in this instance, and is recommending that the shareholders vote in favor of amending the Company’s Certificate to declassify the board.

GAMCO recommends FOR amending the Restated Certificate of Incorporation to provide for the annual election of directors.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s proxy statement for the 2009 Annual Meeting solicits proxies to ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent auditors for 2009.  GAMCO does not object to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors and therefore recommends FOR such ratification.

GAMCO’S RECOMMENDATIONS

GAMCO is soliciting proxies to vote TO ELECT Clarence A. Davis, Michael I. German and Edward T. Tokar to the Board of Directors of the Company; to vote FOR an amendment to the Company’s Restated Certificate of Incorporation to provide for the annual election of directors; and to vote FOR the ratification of the Board’s appointment of PricewaterhouseCoopers, LLP as the independent registered pubic accounting firm of the Company for 2009.

Other than the proposals in this proxy statement, GAMCO is not aware of any proposal to be brought before the 2009 Annual Meeting.  However, should other proposals be brought before the 2009 Annual Meeting of which GAMCO is not made aware within a reasonable period of time prior to the 2009 Annual Meeting, the persons named as proxies in the enclosed proxy card will vote on such matters in their discretion.

YOU ARE URGED TO VOTE TO ELECT EACH OF GAMCO’S NOMINEES; FOR THE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS; AND FOR RATIFICATION OF THE BOARD’S APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP ON THE ENCLOSED BLUE PROXY CARD.

INFORMATION ABOUT THE PARTICIPANTS

This proxy solicitation is being conducted by GAMCO, which is an SEC-registered investment adviser to institutional and high net worth clients.  GAMCO is the beneficial owner of approximately 4.6% of the outstanding Common Stock of CH Energy.  Affiliates of GAMCO are the beneficial owners of an additional 3.5% of the Company’s outstanding Common Stock.  GAMCO and the Nominees (the “Participants”) are participants in this proxy solicitation.  The percentages used herein are based upon 15,785,199 Shares of Common Stock outstanding as reported in the Company’s 2009 proxy statement.  The relationships and ownership discussed below are only in respect to beneficial ownership of the Common Stock.

The principal business address of GAMCO is One Corporate Center, Rye, NY 10580.

NOMINEES

Please see Biographical Information above for information about the Nominees.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table shows the beneficial ownership of CH Energy Common Stock as of the Record Date by GAMCO and the Nominees.   Except as described below, each of the parties in the table directly owns and has voting power and dispositive power with regard to the number of Shares of Common Stock beneficially owned.  Please see Annex A for additional information about GAMCO’s purchases and sales of Common Stock during the last two years.

Entity                                                          NUMBER OF                                                   PERCENT OF
                SHARES                                                  OUTSTANDING
        BENEFICIALLY OWNED                                  COMMON SHARES

GAMCO                                           721,567 *                         4.6%
Clarence A. Davis             0
Michael I. German                              6,000 **                           <1%
Edward T. Tokar               0

*           GAMCO has dispositive power with respect to all of these Shares, and voting power with respect to 690,442 Shares.  GAMCO’s affiliates have dispositive and voting power over an additional 552,800 Shares.

**           Mr. German owns 3,000 Shares of CH Energy individually, and may be deemed to be the beneficial owner of an additional 3,000 Shares of CH Energy, however he disclaims any pecuniary interest in 2,000 of those Shares.

NOMINEE AGREEMENTS

There are no arrangements or understandings between GAMCO and any of the Nominees or other persons pursuant to which the Nominees are being recommended by GAMCO.

INTERESTS OF THE PARTICIPANTS

GAMCO and the Nominees each has an interest in the election of directors at the 2009 Annual Meeting as applicable: (i) indirectly through the beneficial ownership (if any) of Common Stock and/or (ii) indirectly through his nomination as director.

Other than as disclosed in this proxy statement, there are no other arrangements or understandings between GAMCO and any Nominee or any other person or persons with respect to the nomination of the Nominees.

Other than as disclosed in this proxy statement, neither GAMCO, any of the Nominees nor any of their respective affiliates, associates or immediate family members, directly or indirectly:

▪
Is, nor was within the past year, party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

▪	Has had any relationship with the Company in any capacity other than as a shareholder that would require disclosure herein;

▪	Has an agreement, arrangement or understanding with respect to any future employment by the Company or its affiliates;

▪
Has any agreement, arrangement or understanding with respect to future transactions to which the Company or any of its affiliates will or may be a party; or have any material interest, direct or indirect, in any transaction that has occurred since January 1, 2008 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its affiliates was or is to be a party.

▪	Is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material legal proceeding.

GAMCO has filed with the SEC statements on Schedule 13D, which contain information in addition to that furnished herein.  The Schedule 13D, including any amendments thereto, may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.  You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a website on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

OTHER MATTERS

In accordance with federal securities laws, GAMCO has omitted from this proxy statement certain disclosures that are included in the Company’s proxy statement. These disclosures include, among other things, information regarding: (1) securities ownership of certain beneficial owners and management; (2) meetings and committees of the Board; (3) the background of the Company’s nominees for the Board; (4) the compensation and remuneration paid and payable to the Company’s directors and management; (5) voting procedures, including the share vote required for approval or election, at the 2009 Annual Meeting; (6) the submission of shareholder proposals at the Company’s next annual meeting of shareholders; and (7) information regarding fees and services of the Company’s independent auditors. GAMCO has no knowledge of the accuracy or completeness of the Company’s disclosures in its proxy materials.

VOTING AND PROXY PROCEDURES

The enclosed BLUE proxy card may be executed only by holders of record of Shares on the Record Date. If you were a shareholder of record on the Record Date, you will retain your voting rights at the 2009 Annual Meeting even if you sell your Shares after the Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date, or grant a proxy to vote your Shares on the BLUE proxy card, even if you sell your Shares after the Record Date. The Shares represented by each BLUE proxy card that is properly executed and returned to GAMCO will be voted at the 2009 Annual Meeting in accordance with the instructions marked thereon. If you have signed the BLUE proxy card and no marking is made, you will be deemed to have given a direction to vote all of the Shares represented by the BLUE proxy card (i) FOR the election of all of our Nominees; (ii) To approve an amendment to the Company’s Restated Certificate of Incorporation to provide for the annual election of directors; and (iii) To ratify the Board’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2009.

In addition, a proxy card will be voted in the proxy holders' discretion with respect to such other matters as may properly come before the meeting.

               If you hold your Shares in the name of one or more brokerage firms, banks or nominees, only they can vote your Shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a BLUE proxy card representing your Shares to be signed and returned. GAMCO urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to GAMCO, One Corporate Center, Rye, NY 10580, so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

REVOCATION OF PROXIES

Any shareholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the 2009 Annual Meeting by:

          o    submitting a properly executed, subsequently dated BLUE proxy card (including an Internet or telephone vote) that will revoke all prior proxy cards, including any WHITE proxy cards which solicit a proxy in favor of all of the incumbent directors;

o attending the 2009 Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the 2009 Annual Meeting will not in and of itself constitute revocation of a proxy);

          o    following the voting instructions on the BLUE proxy card or the voting instructions provided by your broker, bank or other holder of record to properly submit a vote by Internet or telephone; which will revoke all prior proxy cards, including any WHITE proxy cards; or

          o    delivering written notice of revocation either to GAMCO, One Corporate Center, Rye, NY 10580, or the Corporate Secretary of CH Energy at 284 South Avenue, Poughkeepsie, New York 12601-4839, or any other address provided by the Company.

Although a revocation is effective if delivered to the Company, GAMCO requests that either the original or a copy of any revocation be mailed to GAMCO, One Corporate Center, Rye, NY 10580, so that GAMCO will be aware of all revocations and can more accurately determine if and when the requisite proxies for the election of our Nominees as directors set forth herein have been received.  GAMCO may contact shareholders who have revoked their proxies.

IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO THE COMPANY, GAMCO URGES YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE BLUE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED, (3) ATTENDING THE 2009 ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO GAMCO OR TO THE SECRETARY OF THE COMPANY.

QUORUM AND VOTING

Please refer to the Company's proxy statement for the 2009 Annual Meeting for the number of Shares outstanding and entitled to vote at the 2009 Annual Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the 2009 Annual Meeting.  Each Common Share has one vote.  Shareholders of the Company will not have rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon at the 2009 Annual Meeting. The presence, in person or by proxy, of holders of Shares representing a majority of the outstanding Shares eligible to vote at the 2009 Annual Meeting will constitute a quorum.  Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present at the 2009 Annual Meeting.  Assuming a quorum is present or otherwise represented at the 2009 Annual Meeting, the three nominees receiving the highest number of votes cast will be elected. YOUR VOTE IS EXTREMELY IMPORTANT. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY OR INSTRUCT US BY TELEPHONE OR VIA THE INTERNET TO VOTE FOR THE ELECTION OF GAMCO’s NOMINEES SET FORTH IN THIS PROXY STATEMENT.

COST AND METHOD OF SOLICITATION

It is anticipated that the Nominees and certain regular staff members of GAMCO will participate in the solicitation of proxies in support of our Nominees set forth in this proxy statement. Such staff members will receive no additional consideration if they assist in the solicitation of proxies. Although no precise estimate can be made at the present time, the total expenditures in furtherance of, or in connection with, the solicitation of shareholders is estimated to be $          . As of the date hereof, GAMCO has incurred approximately $         of solicitation expenses.

Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by GAMCO.  To the extent legally permissible, GAMCO will seek reimbursement from the Company for those expenses if any of our Nominees is elected.  GAMCO does not currently intend to submit the question of such reimbursement to a vote of the shareholders.

CERTAIN INFORMATION ABOUT THE COMPANY

CH Energy is a New York Corporation with its registered office and principal executive office located at 284 South Avenue, Poughkeepsie, New York 12601-4839.  The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, DC 20549. Documents filed electronically by the Company are also available at the SEC's website (http://www.sec.gov).

Dated:            , 2009

ANNEX A

TWO YEAR TRANSACTION HISTORY OF GAMCO ASSET MANAGEMENT INC.

     The following table sets forth all transactions in securities of the
Company effected during the past two years by GAMCO.  These transactions were made on behalf of GAMCO’s investment advisory clients, in the open market, with assets of clients for whom GAMCO provides investment advisory services. The Shares are held in cash accounts in the ordinary course of business, and  no part of the purchase price or market value of such Shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

         Trade Date                                                       Amount Purchased/                                                       Price Per Share ($)
      Sold
3/1/2007	300	-	47.1188
3/14/2007	200	-	47.04885
3/16/2007	300	-	46.60553
3/16/2007	1,500	-	46.60553
3/19/2007	500	-	46.91346
3/19/2007	800	-	46.91345
3/19/2007	500	-	46.91346
3/26/2007	100	-	48.9495
3/29/2007	300	-	47.83623
3/30/2007	13,300		48.4865
4/2/2007	300		48.51
4/4/2007	5,400		48.51
4/10/2007	250		48.07
4/17/2007	12,700		47.7626
4/18/2007	2,000		47.8325
4/19/2007	300		47.92
4/20/2007	3,100		47.799
4/23/2007	400		48.05
4/24/2007	2,900		48.05
4/25/2007	3,600		48.3811
4/26/2007	9,300		47.9256
4/27/2007	10,200		48.2966
4/27/2007	200	-	48.30955
4/30/2007	30,500		48.45995
5/1/2007	3		43.46
5/4/2007	300	-	49.04953
5/8/2007	10,200		49.0237
5/9/2007	800		49.04
5/9/2007	200	-	49.0595
5/10/2007	25,000		48.9418
5/11/2007	100	-	49.2495
5/14/2007	14,000		48.9679
5/16/2007	2,000	-	48.94523
5/16/2007	300	-	48.94523
5/21/2007	300	-	48.87953
5/30/2007	5,500		46.578
5/31/2007	10,900		46.9735
5/31/2007	200	-	47.24955
6/1/2007	3,600		47.0528
6/5/2007	7,000		46.6311
6/6/2007	3		46.46
6/7/2007	7,500		44.1461
6/8/2007	2,500		44.15
6/19/2007	500	-	45.35756
6/20/2007	7,300		44.573
6/21/2007	2,700		44.58
6/22/2007	200	-	44.46455
6/27/2007	300	-	44.83957
6/27/2007	300	-	44.83957
7/5/2007	200	-	46.23955
7/9/2007	4,200		45.546
7/10/2007	2,500		45.55
7/11/2007	100		45.55
7/11/2007	800	-	45.65206
7/20/2007	300	-	47.58953
7/25/2007	1,200		45.55
8/13/2007	500	-	47.74954
8/13/2007	300	-	46.44283
8/16/2007	500	-	47.29954
8/16/2007	100	-	46.2395
8/17/2007	1,500	-	48.85823
8/17/2007	300	-	50.1495
8/17/2007	300	-	50.1495
8/17/2007	300	-	50.1495
8/21/2007	300	-	48.45953
9/14/2007	5,600		44.71759
9/17/2007	2,400		45.65
9/18/2007	300	-	46.36283
10/1/2007	200	-	49.0995
10/8/2007	500	-	49.36952
10/26/2007	100		47.31
11/1/2007	500	-	45.46286
11/12/2007	500		43.5813
11/12/2007	300		43.5813
11/13/2007	100	-	43.6496
11/14/2007	1,500		43.6845
11/14/2007	300		43.7245
11/14/2007	300		43.6845
11/15/2007	600	-	43.13618
11/15/2007	500	-	43.1125
11/15/2007	200	-	43.11245
11/19/2007	900	-	43.09958
11/20/2007	300	-	43.3729
11/21/2007	1,000	-	45.01017
11/21/2007	5,000		45.213
11/21/2007	800	-	45.01016
11/21/2007	200	-	44.09955
11/23/2007	1,000	-	45.04057
12/12/2007	4,000		42.44
12/12/2007	300	-	42.76623
12/13/2007	300	-	42.5996
12/14/2007	18,000		42.7796
12/17/2007	3,300		42.52
12/18/2007	1,500	-	42.42629
12/18/2007	300	-	42.4263
12/19/2007	500	-	43.53958
12/19/2007	300	-	43.5396
12/20/2007	18,800		43.5654
12/26/2007	2,900		45
12/31/2007	20,000		44.3855
1/2/2008	25,000		44.442
1/4/2008	500	-	42.57358
1/7/2008	1,000	-	42.46159
1/7/2008	500	-	42.46158
1/14/2008	1,500		40.0665
1/22/2008	300	-	36.27967
1/25/2008	30,000		36.3522
1/25/2008	200		36.5214
1/25/2008	500		36.5214
1/28/2008	3,000		36.1307
1/28/2008	500		36
1/28/2008	200		36
1/29/2008	6,800		36.6
1/29/2008	10,000		36.7231
1/30/2008	2,000		37
1/30/2008	1,130		37
1/30/2008	5,670		37
1/30/2008	7,000		36.9903
1/31/2008	2,000		37.5875
1/31/2008	230		37
1/31/2008	970		37
2/4/2008	300		39.45
2/5/2008	13,700		39.417
2/5/2008	1,700		39.6335
2/6/2008	14,500		39.3921
2/21/2008	4,000		38.8298
2/21/2008	5,000		38.4423
2/22/2008	300		36.88
2/27/2008	3,700		36.8268
2/29/2008	500	-	35.82182
3/3/2008	3,000		35.72
3/3/2008	200	-	35.72985
3/5/2008	5,000		35.41
3/7/2008	300		34.77
3/10/2008	200		35.4
3/14/2008	200		35.965
3/18/2008	1,000	-	38.1408
3/24/2008	5,000		39.42
3/25/2008	1,000	-	39.47079
3/26/2008	500	-	40.41578
3/26/2008	1,000	-	40.41578
4/7/2008	100	-	39.9543
4/7/2008	300	-	39.9543
4/10/2008	100	-	39.392
4/15/2008	500	-	38.84
4/21/2008	300	-	39.3767
4/22/2008	300	-	38.45
4/23/2008	100	-	39.1
4/24/2008	1,000	-	39.7333
4/24/2008	200	-	39.7333
4/25/2008	5,000		39.8429
5/5/2008	2,000		36.09
5/13/2008	300	-	37.4867
5/14/2008	2,800		37.7071
5/15/2008	9,000		37.2848
5/20/2008	500	-	37.53
5/28/2008	2,000	-	38.1665
5/28/2008	300	-	38.23
5/28/2008	3,000		38.1157
5/30/2008	300		38.13
6/16/2008	300	-	36.71
6/17/2008	5,000	-	36.8896
6/23/2008	300	-	37.0775
6/23/2008	500	-	37.0775
6/25/2008	3,000	-	36.4421
6/26/2008	2,000		36.154
6/28/2008	2,000		34.25
6/30/2008	300		35.8133
6/30/2008	300		35.8133
7/2/2008	1,000		35.275
7/2/2008	200	-	35.2386
7/2/2008	500	-	35.2386
7/3/2008	500	-	34.8
7/7/2008	800	-	34.935
7/11/2008	500	-	35.516
7/15/2008	500	-	37.0775
7/16/2008	500	-	36.836
7/23/2008	500	-	37.33
7/24/2008	300	-	37.555
7/29/2008	500	-	37.566
7/29/2008	5,000		37
7/31/2008	1,000	-	36.405
8/1/2008	300	-	36.23
8/6/2008	200	-	36.22
8/12/2008	200	-	38.375
8/19/2008	700	-	41.5029
8/20/2008	700	-	41.5143
8/22/2008	300	-	40.7533
8/25/2008	1,000	-	39.637
8/27/2008	300	-	40.68
9/2/2008	500	-	40.56
9/3/2008	500	-	40.282
9/12/2008	400	-	41.35
9/16/2008	300	-	44.41
9/16/2008	300	-	44.41
9/17/2008	500	-	42.79
9/18/2008	6,000	-	46.2373
9/18/2008	300	-	45.3159
9/18/2008	200	-	45.3159
9/18/2008	100	-	45.3159
9/18/2008	100	-	45.3159
9/18/2008	600	-	45.45498
9/18/2008	500	-	45.3159
9/18/2008	300	-	45.3159
9/18/2008	800	-	45.3159
9/18/2008	300	-	45.3159
9/18/2008	300	-	45.3159
9/18/2008	500	-	45.3159
9/18/2008	400	-	44.7525
9/18/2008	300	-	45.52
9/19/2008	15,000	-	47.8194
9/19/2008	100	-	48.2174
9/19/2008	200	-	48.2174
9/19/2008	300	-	48.2174
9/19/2008	300	-	48.2174
9/19/2008	200	-	48.2174
9/19/2008	300	-	48.2174
9/19/2008	400	-	48.2174
9/19/2008	1,000	-	48.2174
9/19/2008	200	-	48.2174
9/19/2008	300	-	48.2174
9/19/2008	200	-	48.2174
9/19/2008	300	-	48.2174
9/19/2008	100	-	48.2174
9/19/2008	300	-	46.9
9/19/2008	200	-	48.2174
9/19/2008	200	-	48.2174
9/19/2008	100	-	48.2174
9/19/2008	500	-	48.2174
9/19/2008	500	-	48.2174
9/19/2008	300	-	48.2174
9/19/2008	200	-	48.2174
9/19/2008	200	-	48.2174
9/19/2008	200	-	48.2174
9/19/2008	1,000	-	48.2174
9/19/2008	1,500	-	48.2174
9/19/2008	200	-	48.2174
9/22/2008	500	-	47.748
9/22/2008	150	-	47.748
9/22/2008	300	-	47.748
9/22/2008	300	-	48.2
9/22/2008	500	-	47.748
9/22/2008	300	-	47.748
9/24/2008	500	-	43.764
9/25/2008	2,000	-	45.521
9/30/2008	500	-	43.78676
9/30/2008	600	-	43.7367
10/2/2008	500	-	43.5001
10/3/2008	200	-	43.77
10/3/2008	300	-	43.77
10/6/2008	300	-	41.5454
10/7/2008	300	-	41.7483
10/7/2008	300	-	41.7483
10/8/2008	1,000	-	40.483
10/8/2008	300	-	40.483
10/9/2008	5,000		39.5
10/10/2008	500	-	34.2231
10/10/2008	500	-	34.2231
10/10/2008	500	-	34.2231
10/15/2008	2,000		38.652
10/15/2008	200	-	39.695
10/20/2008	4,000	-	41.3106
10/27/2008	300	-	39.3627
10/27/2008	6,000	-	39.3627
10/29/2008	5,000	-	40.2975
10/30/2008	5,000	-	39.6689
10/30/2008	300	-	39.684
10/30/2008	5,000	-	39.54
10/30/2008	1,000	-	39.684
10/30/2008	300	-	39.684
10/31/2008	5,000	-	40.883
11/3/2008	5,000	-	40.9536
11/3/2008	1,000	-	40.6
11/3/2008	1,000	-	40.816
11/4/2008	5,000	-	41.464
11/5/2008	5,000	-	41.4972
11/5/2008	300	-	40.86
11/6/2008	5,000	-	40.8022
11/6/2008	2,000	-	40.67
11/7/2008	5,000	-	41.3536
11/7/2008	1,000	-	41.054
11/10/2008	2,000	-	41.178
11/10/2008	1,000	-	41.944
11/14/2008	5,600	-	41.6952
11/25/2008	1,000	-	41.751
11/26/2008	600	-	42.51
11/26/2008	200	-	43.223
11/26/2008	300	-	42.51
11/28/2008	300	-	43.31
11/28/2008	250	-	43.31
11/28/2008	300	-	43.31
12/1/2008	640	-	43.0913
12/2/2008	3,000	-	41.587
12/5/2008	200	-	40.995
12/8/2008	100	-	43.44
12/8/2008	200	-	43.67
12/11/2008	3,000	-	44.2807
12/12/2008	2,060	-	44.6111
12/12/2008	900	-	44.6111
12/15/2008	300	-	43.0133
12/16/2008	300	-	45.19
12/17/2008	300	-	45.75
12/17/2008	500	-	45.882
12/18/2008	100	-	46.49
12/19/2008	1,000	-	47.241
12/22/2008	300	-	46.7033
12/22/2008	300	-	46.7033
12/22/2008	500	-	46.4382
12/26/2008	200	-	48.53
12/29/2008	1,200	-	49.05
12/30/2008	3,000	-	49.35
12/30/2008	300	-	50.8
12/31/2008	1,200	-	51.6378
12/31/2008	1,100	-	51.6378
1/2/2009	1,000	-	50.7357
1/2/2009	500	-	50.656
1/2/2009	500	-	50.656
1/5/2009	5,000	-	49.2627
1/6/2009	400	-	49.25
1/12/2009	500	-	47.465
1/12/2009	300	-	47.465
1/15/2009	300	-	45.65
1/22/2009	1,200	-	47.915
1/22/2009	200	-	47.78
1/23/2009	500	-	46.476
1/26/2009	500	-	49.268
1/27/2009	1,000	-	50.4
1/27/2009	200	-	49.6
1/28/2009	300	-	51.08
1/28/2009	100	-	50.8436
1/28/2009	800	-	51.2163
1/29/2009	275	-	50.92949
1/30/2009	300	-	51.1167
1/30/2009	900	-	50.7044
2/2/2009	100	-	50.5675
2/2/2009	100	-	50.5675
2/2/2009	200	-	50.5675
2/3/2009	500	-	50.966
2/4/2009	500	-	51.63
2/4/2009	224	-	51.75
2/5/2009	1,200	-	52.26
2/5/2009	500	-	51.8252
2/5/2009	200	-	51.33
2/6/2009	1,000	-	51.832
2/6/2009	2,000	-	52.2483
2/10/2009	100	-	49.5
2/18/2009	200	-	45.7
2/23/2009	800	-	43.5964
2/23/2009	300	-	43.5964
2/24/2009	50	-	43.72
2/25/2009	100	-	42.9306
2/25/2009	100	-	42.4
2/25/2009	100	-	42.9306
2/27/2009	500	-	41.9089
3/2/2009	300	-	41.965
3/2/2009	500	-	41.965
3/2/2009	300	-	41.965
3/6/2009	200	-	39.788
3/6/2009	2,000		39.615
3/6/2009	300	-	39.788
3/9/2009	200	-	39.06
3/9/2009	240	-	39.06
3/9/2009	50	-	39.26
3/9/2009	200	-	39.06
3/9/2009	200	-	39.06
3/11/2009	500	-	38.736
3/11/2009	500	-	38.736
3/12/2009	300	-	38.4577
3/19/2009	100	-	43.42
3/20/2009	1,000	-	43.461
3/23/2009	1,000		43.847
3/24/2009	200	-	43.136
3/26/2009	200	-	43.725

     SPECIAL INSTRUCTIONS

Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.

1.	If your Shares are registered in your own name, please sign, date and mail the enclosed BLUE proxy card today to GAMCO, One Corporate Center, Rye, New York 10580.

2.
If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a BLUE proxy card with respect to your Shares and only after receiving your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute and return on your behalf the BLUE proxy card as soon as possible.

3.	After signing and returning the enclosed BLUE proxy card, we urge you NOT to return CH Energy’s WHITE proxy card because only your latest dated proxy card will be counted.

4.
If you have previously signed and returned a WHITE proxy card to CH Energy, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to CH Energy by signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided. Proxies may also be revoked at any time prior to exercise by: (i) attending the 2009 Annual Meeting and voting in person (although attendance at the 2009 Annual Meeting will not in and of itself constitute revocation of a proxy), or (ii) delivering a written notice of revocation. The written notice of revocation may be delivered either to GAMCO, One Corporate Center, Rye, New York 10580, or to the Corporate Secretary of the Company at 284 South Avenue Poughkeepsie, New York 12601-4839, or any other address provided by the Company.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your
Shares, please contact us:

GAMCO Asset Management Inc.
One Corporate Center
Rye, New York 10580
(800) 422-3554

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COMMON

PROXY SOLICITED BY GAMCO

2009 Annual Meeting of Shareholders of CH Energy Group, Inc.
April 28, 2009

The undersigned hereby appoints [           ] as proxy for the undersigned and authorizes him to represent and vote, as designated, all of the Shares of Common Stock of CH Energy Group, Inc. (the "Company" or "CH Energy") that the undersigned would be entitled to vote if personally present at the 2009 Annual Meeting of Shareholders of CH Energy, including any adjournments, postponements, reschedulings or continuations of such meeting or any meeting held in lieu thereof (the "2009 Annual Meeting"). IF YOU VALIDLY EXECUTE AND RETURN THIS PROXY CARD WITHOUT INDICATING YOUR VOTE ON THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED FOR SUCH PROPOSALS (EXCEPT YOU WILL NOT BE DEEMED TO VOTE FOR THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED UNDER PROPOSAL 1). THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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PROXY SOLICITED BY GAMCO

2009 Annual Meeting of Shareholders of CH Energy Group, Inc.
April 28, 2009

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your Shares of CH Energy Group, Inc.
Common Stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY:

Please sign, date and return the proxy card in the envelope provided.

TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE

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COMMON

GAMCO STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF GAMCO’S NOMINEES LISTED IN PROPOSAL 1.

PROPOSAL 1 --	TO ELECT CLARENCE A. DAVIS, MICHAEL I. GERMAN AND EDWARD T. TOKAR TO THE BOARD.

FOR ALL NOMINEES [ ]
WITHHOLD FROM ALL NOMINEES [ ]
FOR ALL EXCEPT [ ]

GAMCO intends to use this proxy to vote (i) FOR Messrs. Davis, German and Tokar.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED "FOR" A PARTICULAR GAMCO NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES WILL BE VOTED FOR THE REMAINING GAMCO NOMINEE(S).

PROPOSAL 2 -- TO APPROVE AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

GAMCO recommends voting FOR Proposal 2.

PROPOSAL 3 – TO RATIFY THE BOARD’S APPOPINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009

FOR [ ] AGAINST [ ] ABSTAIN [ ]

GAMCO recommends voting FOR Proposal 3.

In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the 2009 Annual Meeting, of which such persons are not made aware within a reasonable period of time prior to the 2009 Annual Meeting.

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Dated:

-------------------------------
Signature

-------------------------------
Title or Authority

-------------------------------
Signature (if held jointly)
Please sign exactly as name appears
hereon. If Shares are registered in
more than one name, the signature of
all such persons should be provided. A
corporation should sign in its full
corporate name by a duly authorized
officer, stating his or her title.
Trustees, guardians, executors and
administrators should sign in their
official capacity, giving their full
title as such. If a partnership, please
sign in the partnership name by an
authorized person. The proxy card votes
all Shares in all capacities.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.

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IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE WITH VOTING YOUR BLUE PROXY CARD, OR NEED ADDITIONAL COPIES OF PROXY MATERIAL, PLEASE CALL GAMCO AT THE PHONE NUMBERS LISTED BELOW.

GAMCO ASSET MANAGEMENT INC.

One Corporate Center
Rye, New York 10580

TOLL-FREE (800) 422-3554
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